OPPENHEIMER MIDCAP FUND/VA

Supplement dated March 31, 2010 to the

Prospectus dated April 30, 2009

This supplement amends the Prospectus of Oppenheimer MidCap Fund/VA (the "Fund"), dated April 30, 2009 and is in addition to the supplement dated March 1, 2010.

1.     The following paragraph will be added after the fourth full paragraph under the sub-section titled “Advisory Fees” on page 16 of the Prospectus:

Effective April 1, 2010 through August 31, 2010, the Manager has voluntarily agreed to waive its advisory fee by 0.05% of the Fund's average daily net assets. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be withdrawn at any time.

March 31, 2010                                                                                                                                                                                                      PS0620.009